Plan Expenses	12 Months Ended
Dec. 31, 2025
EBP 334
EBP, Contingency [Line Items]
Plan Expenses	Plan ExpensesFees incurred by the Plan for investment management services are included in the net appreciation (depreciation) in the fair value of investments. Administrative fees are paid by the Plan in accordance with Plan provisions and are allocated to participants with account balances in the Plan. The rate charged to Plan participants on a quarterly basis was $10 and covers all administrative expenses and recordkeeping fees incurred by the Plan, in accordance with Plan provisions. To the extent deductions from participant accounts were insufficient to cover the total cost of the Plan, the difference would be paid by the Company. No plan expenses were paid by the Company during 2025.